SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS Alternative Asset Allocation VIP
DWS Global Income Builder VIP
DWS Global Income Builder Fund
DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Moderate Allocation Fund

The following disclosure is added under “Main investments” in the “PRINCIPAL INVESTMENT STRATEGIES” section of each fund’s summary prospectus and within the summary section and the “FUND DETAILS” section of each fund’s prospectus:
The fund may invest in passive ETFs which seek to replicate the performance of an index, and in active ETFs, which do not replicate an index and are actively managed.
Please Retain This Supplement for Future Reference
August 1, 2024
PROSTKR24-58